                                                                   EXHIBIT 99.12

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-OPT1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $729,489,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-OPT1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         OPTION ONE MORTGAGE CORPORATION
                             ORIGINATOR AND SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                               SEPTEMBER 27, 2004

--------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-OPT1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

-------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance              $643,909,592
Aggregate Original Principal Balance                 $646,941,381
Number of Mortgage Loans                                    3,963

                                          MINIMUM    MAXIMUM    AVERAGE (1)
                                          -------    -------    -----------
Original Principal Balance                $ 50,000   $896,000   $   163,245
Outstanding Principal Balance             $ 49,161   $891,121   $   162,480

                                                                 WEIGHTED
                                          MINIMUM    MAXIMUM    AVERAGE (2)
                                          -------    -------    -----------
Original Term (mos)                            120        360           356
Stated remaining Term (mos)                    115        357           351
Loan Age (mos)                                   3          7             5
Current Interest Rate                        4.500%    10.900%        6.932%
Initial Interest Rate Cap(4)                 1.000%     3.000%        2.984%
Periodic Rate Cap(4)                         1.000%     1.500%        1.006%
Gross Margin(4)                              2.050%     9.150%        5.058%
Maximum Mortgage Rate(4)                    10.500%    17.190%       12.894%
Minimum Mortgage Rate(4)                     4.500%    10.650%        6.871%
Months to Roll(4)                                1        176            20
Original Loan-to-Value                       60.06%    100.00%        80.19%
Credit Score (3)                               500        816           613

                                          EARLIEST    LATEST
                                          --------    ------
Maturity Date                             04/01/14   06/01/34

                                           PERCENT OF
LIEN POSITION                             MORTGAGE POOL
1st Lien                                         100.00%

OCCUPANCY
Primary                                           92.76%
Second Home                                        1.33
Investment                                         5.92

LOAN TYPE
Fixed Rate                                        25.80%
ARM                                               74.13

AMORTIZATION TYPE
Fully Amortizing                                 100.00%

                                           PERCENT OF
YEAR OF ORIGINATION 2004                  MORTGAGE POOL
                                                 100.00%

LOAN PURPOSE
Purchase                                          26.30%
Refinance - Rate/Term                             10.60
Refinance - Cashout                               63.10

PROPERTY TYPE
Single Family Detached                            72.71%
Single Family Attached                             2.16
Condominium - Low Rise                             3.74
Condominium - High Rise                            0.21
2-4 Family                                        13.85
PUD Attached                                       1.10
PUD Detached                                       5.48
Manufactured Housing                               0.75

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

(4) ARM Loans only

MORTGAGE RATES

                                               AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                               PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
    RANGE OF                     NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
 MORTGAGE RATES               MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC
5.500% or less                           217  $ 47,483,774        6.37%    5.168%      641  $   218,819     76.19%   76.68%
5.501% to 6.000%                         570   115,368,094       15.48     5.827       640      202,400     76.06    63.33
6.001% to 6.500%                         611   111,329,981       14.94     6.313       620      182,209     77.48    66.36
6.501% to 7.000%                         920   158,425,766       21.26     6.805       611      172,202     78.02    57.54
7.001% to 7.500%                         688   105,329,379       14.13     7.298       597      153,095     79.01    60.83
7.501% to 8.000%                         662    96,443,681       12.94     7.777       593      145,685     79.49    52.63
8.001% to 8.500%                         390    50,430,546        6.77     8.280       576      129,309     80.00    63.00
8.501% to 9.000%                         279    34,370,697        4.61     8.782       564      123,192     78.63    57.06
9.001% to 9.500%                         123    13,357,686        1.79     9.284       556      108,599     76.09    69.74
9.501% to 10.000%                         80     6,890,036        0.92     9.790       552       86,125     75.16    64.05
10.001% to 10.500%                        32     2,965,885        0.40    10.297       550       92,684     76.08    91.16
10.501% to 11.000%                        27     2,063,407        0.28    10.743       580       76,422     81.16    73.01
TOTAL:                                 4,611  $745,265,184      100.00%    6.964%      608  $   161,628     77.96%   61.61%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.500% per annum to 10.900% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 6.932% per annum.

REMAINING MONTHS TO STATED MATURITY

                                               AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                               PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
          RANGE OF               NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
  REMAINING TERMS (MONTHS)    MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC
109 to 120                                 4  $    280,501        0.04%    7.736%      630  $    70,125     75.59%   77.48%
169 to 180                                92     8,783,621        1.36     7.357       622       95,474     78.23    76.11
229 to 240                                46     6,404,925        0.99     6.940       630      139,237     76.34    65.16
289 to 300                                 1        84,543        0.01     7.950       536       84,543     61.82     0.00
349 to 360                             3,820   628,356,002       97.58     6.925       613      164,491     80.26    63.73
TOTAL:                                 3,963  $643,909,592      100.00%    6.932%      613  $   162,480     80.19%   63.91%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 115 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 351 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                               AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                               PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF ORIGINAL MORTGAGE       NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
 LOAN PRINCIPAL BALANCES      MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC
$50,000 or less                           37  $  1,840,444        0.29%    8.211%      593  $    49,742     74.02%   78.43%
$50,001 to $100,000                    1,160    87,688,467       13.62     7.564       604       75,594     80.75    80.79
$100,001 to $150,000                   1,088   135,129,647       20.99     7.129       606      124,200     80.28    74.24
$150,001 to $200,000                     650   112,861,829       17.53     6.905       606      173,634     80.10    67.96
$200,001 to $250,000                     365    82,165,444       12.76     6.825       609      225,111     79.40    63.31
$250,001 to $300,000                     291    79,520,670       12.35     6.663       616      273,267     79.73    54.70
$300,001 to $350,000                     147    47,495,851        7.38     6.747       621      323,101     80.80    51.53
$350,001 to $400,000                      95    35,309,532        5.48     6.559       634      371,679     80.46    40.90
$400,001 to $450,000                      63    26,592,801        4.13     6.438       628      422,108     80.14    39.75
$450,001 to $500,000                      37    17,728,861        2.75     6.437       642      479,158     79.63    39.70
$500,001 to $550,000                      12     6,213,635        0.96     6.446       650      517,803     83.84    50.18
$550,001 to $600,000                       9     5,132,100        0.80     6.812       652      570,233     86.25    54.98
$600,001 to $650,000                       2     1,254,071        0.19     5.555       638      627,036     79.91   100.00
$650,001 to $700,000                       5     3,312,383        0.51     6.707       638      662,477     77.37    40.00
$750,001 to $800,000                       1       772,736        0.12     5.750       599      772,736     80.00   100.00
$850,001 to $900,000                       1       891,121        0.14     6.550       685      891,121     70.00   100.00
TOTAL:                                 3,963  $643,909,592      100.00%    6.932%      613  $   162,480     80.19%   63.91%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $49,161 to approximately $891,121 and the average outstanding principal balance of the Mortgage Loans was approximately $162,480.

PRODUCT TYPES

                                               AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                               PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                                 NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
   PRODUCT TYPES              MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC
10 Year Fixed Loans                        4  $    280,501        0.04%    7.736%      630  $    70,125     75.59%   77.48%
15 Year Fixed Loans                       87     8,377,573        1.30     7.322       623       96,294     78.14    76.43
20 Year Fixed Loans                       46     6,404,925        0.99     6.940       630      139,237     76.34    65.16
25 Year Fixed Loans                        1        84,543        0.01     7.950       536       84,543     61.82     0.00
30 Year Fixed Loans                      945   151,405,925       23.51     7.087       642      160,218     79.62    62.45
6 Month LIBOR Loans                        2       270,310        0.04     6.431       580      135,155     80.78   100.00
2/28 LIBOR Loans                       2,680   443,305,624       68.85     6.897       603      165,413     80.47    63.56
3/27 LIBOR Loans                         197    33,496,368        5.20     6.597       603      170,032     80.45    71.28
15/15 LIBOR Loans                          1       283,824        0.04     5.850       510      283,824     63.33   100.00
TOTAL:                                 3,963  $643,909,592      100.00%    6.932%      613  $   162,480     80.19%   63.91%

ADJUSTMENT TYPE

                                               AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                               PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                                 NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL
ADJUSTMENT TYPE               MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC
ARM                                    2,880  $477,356,126       74.13%    6.875%      603  $   165,749     80.46%   64.14%
Fixed Rate                             1,083   166,553,466       25.87     7.094       640      153,789     79.41    63.25
TOTAL:                                 3,963  $643,909,592      100.00%    6.932%      613  $   162,480     80.19%   63.91%

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                               AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                               PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                                 NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
GEOGRAPHIC DISTRIBUTION       MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC
Alabama                                   35  $  3,943,682        0.61%    7.165%      614  $   112,677     82.36%   81.51%
Alaska                                     2       414,705        0.06     7.858       670      207,352     83.62    77.65
Arizona                                   79    10,652,082        1.65     6.914       610      134,836     82.71    68.29
Arkansas                                   7       612,867        0.10     7.767       619       87,552     78.34    73.23
California                               506   118,993,067       18.48     6.652       611      235,164     79.24    62.77
Colorado                                  68    11,214,358        1.74     6.523       604      164,917     82.84    79.98
Connecticut                               92    14,409,639        2.24     6.932       614      156,627     80.22    65.62
Delaware                                  15     2,190,151        0.34     6.898       626      146,010     82.98    88.99
Florida                                  308    41,743,068        6.48     7.207       600      135,529     79.96    60.32
Georgia                                  106    12,955,143        2.01     7.826       600      122,218     81.54    71.99
Hawaii                                     1       149,499        0.02     6.950       625      149,499     66.08   100.00
Idaho                                     11     1,017,682        0.16     7.024       617       92,517     83.61    86.80
Illinois                                 157    22,649,494        3.52     7.209       606      144,264     80.90    72.71
Indiana                                   48     4,527,037        0.70     7.470       615       94,313     82.98    74.90
Iowa                                      16     1,303,242        0.20     7.641       587       81,453     79.16    79.02
Kansas                                    14     1,685,268        0.26     7.196       578      120,376     78.10    49.39
Kentucky                                  29     3,108,171        0.48     7.528       605      107,178     81.90    70.86
Louisiana                                 32     3,269,922        0.51     7.671       618      102,185     83.06    64.47
Maine                                     58     6,821,547        1.06     6.533       616      117,613     79.50    65.36
Maryland                                  62    11,919,691        1.85     7.184       607      192,253     79.64    64.30
Massachusetts                            250    60,119,006        9.34     6.472       627      240,476     79.41    52.04
Michigan                                 143    14,624,159        2.27     7.598       597      102,267     81.77    73.81
Minnesota                                 46     6,644,113        1.03     6.801       603      144,437     80.27    75.49
Mississippi                                7       573,745        0.09     8.070       615       81,964     85.55    77.48
Missouri                                  52     4,916,878        0.76     6.989       611       94,555     81.64    77.59
Montana                                    3       360,456        0.06     6.072       622      120,152     82.65   100.00
Nebraska                                   8       739,368        0.11     7.601       634       92,421     83.19    60.98
Nevada                                    39     6,596,682        1.02     7.029       617      169,146     83.89    84.12
New Hampshire                             45     7,558,566        1.17     6.935       624      167,968     81.25    46.46
New Jersey                               177    35,470,748        5.51     7.087       615      200,400     79.60    55.02
New York                                 361    90,214,746       14.01     6.579       629      249,902     78.61    47.82
North Carolina                           101    10,781,541        1.67     7.205       608      106,748     82.45    82.70
North Dakota                               1        64,810        0.01     8.750       504       64,810     65.00   100.00
Ohio                                     122    12,413,079        1.93     7.391       604      101,747     83.56    81.18
Oklahoma                                  11     1,117,460        0.17     7.247       600      101,587     84.15    87.84
Oregon                                    21     2,813,167        0.44     6.782       602      133,960     82.44    88.96
Pennsylvania                             149    17,296,524        2.69     7.144       605      116,084     82.63    81.39
Rhode Island                              71    12,540,584        1.95     6.630       633      176,628     78.27    48.01
South Carolina                            23     2,319,647        0.36     7.387       610      100,854     79.43    76.95
Tennessee                                 56     5,772,888        0.90     7.424       608      103,087     80.59    85.80
Texas                                    354    37,308,330        5.79     7.541       594      105,391     79.00    72.42
Utah                                      14     1,905,463        0.30     6.674       608      136,105     82.02    79.95
Vermont                                   16     1,833,127        0.28     6.863       614      114,570     79.47    64.85
Virginia                                 128    20,574,987        3.20     7.206       606      160,742     81.66    71.09
Washington                                48     7,638,982        1.19     7.148       623      159,145     84.86    90.54
Wisconsin                                 59     6,774,420        1.05     7.046       605      114,821     83.28    84.81
Wyoming                                   12     1,355,799        0.21     6.322       635      112,983     84.72    90.46
TOTAL:                                 3,963  $643,909,592      100.00%    6.932%      613  $   162,480     80.19%   63.91%

(1) No more than approximately 0.32% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                               AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                               PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
  RANGE OF ORIGINAL              NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
LOAN-TO-VALUE RATIOS          MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC
60.01% to 65.00%                         247  $ 39,531,219        6.14%    6.870%      592  $   160,045     63.43%   57.88%
65.01% to 70.00%                         334    58,818,272        9.13     6.951       592      176,103     68.70    52.25
70.01% to 75.00%                         456    77,711,441       12.07     6.940       592      170,420     73.94    53.85
75.01% to 80.00%                        1658   255,462,406       39.67     6.844       608      154,079     79.62    65.57
80.01% to 85.00%                         349    57,262,212        8.89     6.891       627      164,075     84.40    67.32
85.01% to 90.00%                         602   106,802,680       16.59     7.064       638      177,413     89.70    62.92
90.01% to 95.00%                         300    46,581,038        7.23     7.158       641      155,270     94.73    88.17
95.01% to 100.00%                         17     1,740,325        0.27     7.368       721      102,372     99.86   100.00
TOTAL:                                 3,963  $643,909,592      100.00%    6.932%      613  $   162,480     80.19%   63.91%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 60.06% to 100.00%.

LOAN PURPOSE

                                               AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                               PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                                NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
   LOAN PURPOSE               MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC
Refinance - Cashout                    2,378  $406,336,119       63.10%    6.946%      606  $   170,873     78.49%   60.11%
Purchase                               1,151   169,347,520       26.30     6.845       633      147,131     83.72    69.29
Refinance - Rate Term                    434    68,225,953       10.60     7.062       607      157,203     81.57    73.21
TOTAL:                                 3,963  $643,909,592      100.00%    6.932%      613  $   162,480     80.19%   63.91%

PROPERTY TYPE

                                               AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                               PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                                NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
    PROPERTY TYPE             MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC
Single Family Detached                 3,032  $468,172,898       72.71%    6.962%      606  $   154,411     80.03%   66.14%
Two-to-Four Family                       387    89,198,892       13.85     6.793       648      230,488     80.06    46.96
PUD Detached                             188    35,290,829        5.48     6.956       604      187,717     81.82    70.11
Condominium - Low Rise                   155    24,081,322        3.74     6.688       633      155,363     81.06    58.04
Single Family Attached                   103    13,917,234        2.16     7.207       593      135,119     78.99    71.06
PUD Attached                              44     7,098,040        1.10     6.699       612      161,319     82.71    77.71
Manufactured Housing                      47     4,825,686        0.75     7.189       644      102,674     80.09   100.00
Condominium - High Rise                    7     1,324,691        0.21     6.782       613      189,242     83.91    78.30
TOTAL:                                 3,963  $643,909,592      100.00%    6.932%      613  $   162,480     80.19%   63.91%

DOCUMENTATION

                                               AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                               PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                                NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
  DOCUMENTATION               MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC
Full Documentation                     2,784  $411,524,164       63.91%    6.900%      602  $   147,818     80.99%  100.00%
Stated Documentation                   1,139   224,699,940       34.90     6.972       631      197,278     78.76     0.00
Lite Documentation                        23     4,157,481        0.65     7.453       602      180,760     74.48     0.00
No Documentation                          17     3,528,007        0.55     7.408       713      207,530     84.35     0.00
TOTAL:                                 3,963  $643,909,592      100.00%    6.932%      613  $   162,480     80.19%   63.91%

OCCUPANCY

                                               AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                               PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                                NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
  OCCUPANCY                   MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC
Primary                                3,641  $597,267,053       92.76%    6.896%      610  $   164,039     80.19%   65.80%
Investment                               260    38,087,545        5.92     7.525       660      146,491     79.63    42.73
Second Home                               62     8,554,994        1.33     6.816       640      137,984     82.37    26.04
TOTAL:                                 3,963  $643,909,592      100.00%    6.932%      613  $   162,480     80.19%   63.91%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                               AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                               PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
MORTGAGE LOANS AGE              NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
    (MONTHS)                  MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC
3                                          1  $    144,564        0.02%    5.990%      533  $   144,564     77.54%  100.00%
4                                        757   113,605,968       17.64     6.646       601      150,074     80.98    88.56
5                                      2,805   452,622,356       70.29     6.942       612      161,363     80.32    65.36
6                                        358    69,924,589       10.86     7.226       637      195,320     78.28    18.61
7                                         42     7,612,115        1.18     7.890       632      181,241     78.51    25.05
TOTAL:                                 3,963  $643,909,592      100.00%    6.932%      613  $   162,480     80.19%   63.91%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                               AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                               PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
ORIGINAL PREPAYMENT             NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
   PENALTY TERM               MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC
None                                   1,162  $180,722,749       28.07%    7.053%      608  $   155,527     79.83%   61.27%
12 Months                                225    51,397,192        7.98     6.637       647      228,432     77.34    44.03
24 Months                              1,837   305,142,530       47.39     6.876       603      166,109     80.67    65.95
30 Months                                  9     1,782,464        0.28     6.572       619      198,052     83.22   100.00
36 Months                                730   104,864,658       16.29     7.037       633      143,650     80.74    71.65
TOTAL:                                 3,963  $643,909,592      100.00%    6.932%      613  $   162,480     80.19%   63.91%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.

CREDIT SCORES

                                               AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                               PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                                NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
RANGE OF CREDIT SCORES        MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC
Not Available                              9  $    828,704        0.13%    7.228%        0  $    92,078     75.37%   90.91%
500 to 500                                14     2,124,721        0.33     8.025       500      151,766     76.32    40.65
501 to 525                               358    51,446,494        7.99     7.771       514      143,705     75.87    77.83
526 to 550                               430    66,089,739       10.26     7.696       538      153,697     77.30    76.30
551 to 575                               404    63,752,614        9.90     7.393       563      157,803     77.32    65.86
576 to 600                               529    85,965,328       13.35     7.023       589      162,505     79.78    71.16
601 to 625                               660    99,940,236       15.52     6.693       613      151,425     81.09    72.69
626 to 650                               639   102,588,257       15.93     6.576       638      160,545     81.88    63.62
651 to 675                               429    77,370,518       12.02     6.410       662      180,351     81.40    53.10
676 to 700                               229    42,290,689        6.57     6.433       686      184,675     82.53    48.92
701 to 725                               147    27,400,386        4.26     6.678       712      186,397     83.30    34.49
726 to 750                                72    14,417,933        2.24     6.731       737      200,249     84.63    32.68
751 to 775                                29     6,769,486        1.05     6.698       759      233,431     83.58    23.75
776 to 800                                10     2,255,170        0.35     6.994       789      225,517     86.01    10.73
801 to 816                                 4       669,318        0.10     6.293       811      167,330     84.31    88.10
TOTAL:                                 3,963  $643,909,592      100.00%    6.932%      613  $   162,480     80.19%   63.91%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 816 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 613.

CREDIT GRADE

                                               AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                               PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                                NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
CREDIT GRADE                  MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC
AA+                                      324  $ 51,247,997        7.96%    7.202%      695  $   158,173     86.60%   44.54%
AA                                     1,574   270,672,823       42.04     6.668       619      171,965     80.31    62.51
A                                        484    77,241,712       12.00     7.283       555      159,590     78.29    73.82
B                                        384    59,719,233        9.27     7.702       541      155,519     75.97    72.57
C                                         86    10,905,096        1.69     8.444       536      126,803     71.42    69.51
CC                                        33     4,869,664        0.76     9.170       548      147,566     66.76    97.07
NG                                     1,078   169,253,068       26.29     6.678       637      157,007     81.36    63.12
TOTAL:                                 3,963  $643,909,592      100.00%    6.932%      613  $   162,480     80.19%   63.91%

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                               AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                               PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                                NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
RANGE OF GROSS MARGINS        MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC
2.001% to 2.500%                           1  $    131,307        0.03%    4.550%      668  $   131,307     80.00%  100.00%
2.501% to 3.000%                           9     2,429,600        0.51     5.112       688      269,956     73.60    39.76
3.001% to 3.500%                          76    16,910,805        3.54     5.258       648      222,511     75.97    62.68
3.501% to 4.000%                         235    49,779,365       10.43     5.795       642      211,827     77.91    63.47
4.001% to 4.500%                         474    82,930,747       17.37     6.213       633      174,959     80.46    61.54
4.501% to 5.000%                         596   101,768,605       21.32     6.631       610      170,753     81.90    60.46
5.001% to 5.500%                         540    86,212,117       18.06     7.102       589      159,652     80.34    60.43
5.501% to 6.000%                         383    58,350,744       12.22     7.504       582      152,352     81.30    66.46
6.001% to 6.500%                         266    37,422,392        7.84     7.906       562      140,686     81.27    74.04
6.501% to 7.000%                         173    24,345,380        5.10     8.305       563      140,725     81.64    77.26
7.001% to 7.500%                          73     9,358,158        1.96     8.766       555      128,194     80.87    74.32
7.501% to 8.000%                          42     6,102,939        1.28     9.133       542      145,308     76.58    77.00
8.001% to 8.500%                           8       782,808        0.16     9.186       543       97,851     79.02    71.91
8.501% to 9.000%                           3       502,831        0.11     9.641       515      167,610     81.35    74.20
9.001% to 9.500%                           1       328,328        0.07    10.450       535      328,328     70.00   100.00
TOTAL:                                 2,880  $477,356,126      100.00%    6.875%      603  $   165,749     80.46%   64.14%

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 2.050% per annum to 9.150% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.058% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                               AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                               PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
 RANGE OF MAXIMUM               NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
  MORTGAGE RATES              MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC
11.000% or less                           66  $ 14,924,905        3.13%    4.817%      655  $   226,135     78.40%   82.06%
11.001% to 11.500%                       116    24,838,065        5.20     5.332       634      214,121     78.54    74.23
11.501% to 12.000%                       363    71,786,410       15.04     5.820       634      197,759     80.20    65.69
12.001% to 12.500%                       403    73,330,840       15.36     6.299       614      181,962     80.66    67.95
12.501% to 13.000%                       583   100,404,838       21.03     6.788       606      172,221     80.68    57.89
13.001% to 13.500%                       436    67,530,099       14.15     7.283       590      154,886     81.02    63.73
13.501% to 14.000%                       405    59,112,184       12.38     7.751       584      145,956     81.30    56.71
14.001% to 14.500%                       229    29,596,561        6.20     8.218       568      129,243     81.22    71.16
14.501% to 15.000%                       165    21,798,346        4.57     8.749       562      132,111     80.27    61.07
15.001% to 15.500%                        67     8,533,772        1.79     9.160       545      127,370     77.65    67.99
15.501% to 16.000%                        33     3,536,411        0.74     9.617       550      107,164     78.38    55.36
16.001% to 16.500%                         8     1,181,584        0.25    10.081       529      147,698     70.85    93.86
16.501% to 17.000%                         5       642,475        0.13    10.614       566      128,495     79.94    69.53
17.001% to 17.500%                         1       139,636        0.03    10.190       536      139,636     70.00   100.00
TOTAL:                                 2,880  $477,356,126      100.00%    6.875%      603  $   165,749     80.46%   64.14%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.500% per annum to 17.190% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.894% per annum.

NEXT ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                               AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                               PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                                NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
NEXT ADJUSTMENT DATE          MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC
October 2004                               2  $    270,310        0.06%    6.431%      580  $   135,155     80.78%  100.00%
February 2006                             31     5,899,745        1.24     7.779       643      190,314     79.59    30.08
March 2006                               279    52,779,680       11.06     7.346       623      189,174     78.71    20.02
April 2006                             1,887   311,376,792       65.23     6.904       602      165,012     80.63    65.09
May 2006                                 482    73,104,843       15.31     6.476       593      151,670     81.14    91.07
June 2006                                  1       144,564        0.03     5.990       533      144,564     77.54   100.00
February 2007                              4       523,633        0.11     7.832       585      130,908     73.24     0.00
March 2007                                11     1,611,184        0.34     7.623       615      146,471     83.13    21.78
April 2007                               136    23,216,314        4.86     6.640       601      170,708     79.80    72.54
May 2007                                  46     8,145,237        1.71     6.192       608      177,070     82.23    82.07
May 2019                                   1       283,824        0.06     5.850       510      283,824     63.33   100.00
TOTAL:                                 2,880  $477,356,126      100.00%    6.875%      603  $   165,749     80.46%   64.14%